Exhibit 99.1

CASE NAME: IdentiPHI, Inc.

CASE NUMBER: 09-10349-CAG

COMPARATIVE BALANCE SHEETS

	FILING DATE* (2/11/09)	2/28/2009
ASSETS
CURRENT ASSETS
Cash	47,216.98	76,504.84
Accounts Receivable, gross*	159,328.55	161,100.36
Inventory: Lower of Cost or Market	49,216.79	47,133.13
Prepaid Expenses (Deposits)	42,707.81	42,707.81
Investments	0.00	0.00
Other	2,908,657.16	2,785,087.89

TOTAL CURRENT ASSETS	3,207,127.29	3,112,534.03

PROPERTY, PLANT & EQUIP. @ COST	101,763.98	90,563.77
Less Accumulated Depreciation	60,897.81	54,285.18

NET BOOK VALUE OF PP & E	40,866.17	36,278.59
OTHER ASSETS
1. Tax Deposits	0.00	0.00
2. Investments in Subsidiaries	0.00	0.00
3. Electric Deposit	0.00	0.00
4.

TOTAL ASSETS	$3,247,993.46	$3,148,812.62

*	Per Schedules and Statement of Affairs

MOR-2

The following assets were excluded as they were not included on the Statement of Affairs:

	2/11/2009	2/28/2009
Prepaid Expenses (Other)	85,057.96	65,421.25
Other receivable	—	1.21
Goodwill	2,819,565.42	2,819,565.42
Deferred Cost of Sales	31,897.48	31,897.48
	—	—

	2,936,520.86	2,916,885.36

*	Gross AR, excludes allowance for doubtful accounts of $40,051.00

CASE NAME: IdentiPHI, Inc.

CASE NUMBER: 09-10349-CAG

COMPARATIVE BALANCE SHEETS

	FILING DATE* (2/11/09)	02/28/09
LIABILITIES & OWNER’S EQUITY
LIABILITIES
POST-PETITION LIABILITIES(MOR-4)		48,895.77

PRE-PETITION LIABILITIES
Notes Payable - Secured	2,233,940.25	2,233,940.25
Priority Debt	1,677.94	6,468.63
Federal Income Tax	0.00	0.00
FICA/Withholding	36,623.44	36,623.44
Unsecured Debt	2,751,178.03	2,754,324.87
Other	0.00	0.00
TOTAL PRE-PETITION LIABILITIES	5,023,419.66	5,031,357.19

TOTAL LIABILITIES	5,023,419.66	5,080,252.96

OWNER’S EQUITY (DEFICIT)
PREFERRED STOCK	0.00	0.00
COMMON STOCK	600,975.05	600,975.05
ADDITIONAL PAID-IN CAPITAL	12,436,554.47	12,436,554.47
RETAINED EARNINGS: Filing Date	-12,287,100.16	-12,536,471.12
RETAINED EARNINGS: Post Filing Date		-249,370.96

TOTAL OWNER’S EQUITY (NET WORTH)	750,429.36	251,687.44

TOTAL LIABILITIES & OWNERS EQUITY	$5,773,849.02	$5,331,940.40

*	Per Schedules and Statement of Affairs

MOR-3

CASE NAME: IdentiPHI, Inc.

CASE NUMBER: 09-10349-CAG

SCHEDULE OF POST-PETITION LIABILITIES

02/28/09
TRADE ACCOUNTS PAYABLE
TAX PAYABLE
Federal Payroll Taxes	24,100.88
State Payroll Taxes	1,705.56
Ad Valorem Taxes	0.00
Other Taxes	2,000.00

TOTAL TAXES PAYABLE	27,806.44

SECURED DEBT POST-PETITION	0.00
ACCRUED INTEREST PAYABLE	2,443.84
ACCRUED PROFESSIONAL FEES*	10,783.96
OTHER ACCRUED LIABILITIES
1. Post-petition trade payables	7,861.53
2.
3.

TOTAL POST-PETITION LIABILITIES (MOR-3)	$48,895.77

*	Payment requires Court Approval

MOR-4

CASE NAME: IdentiPHI, Inc.

CASE NUMBER: 09-10349-CAG

AGING OF POST-PETITION LIABILITIES

MONTH February-09

DAYS	TOTAL	TRADE ACCOUNTS	PROFESSIONAL FEES	ACCRUED INTEREST	FEDERAL TAXES	STATE TAXES	AD VALOREM, OTHER TAXES
0-30	48,895.77	7,861.53	10,783.96	2,443.84	24,100.88	1,705.56	2,000.00
31-60	0.00	0.00	0.00	0.00	0.00	0.00	0.00
61-90	0.00	0.00	0.00	0.00	0.00	0.00	0.00
91+	0.00	0.00	0.00	0.00	0.00	0.00	0.00

TOTAL	$48,895.77	$7,861.53	$10,783.96	$2,443.84	$24,100.88	$1,705.56	$2,000.00

AGING OF ACCOUNTS RECEIVABLE

Feb-09
0-30 DAYS	18,660.21
31-60 DAYS	91,269.89
61-90 DAYS	3,781.31
91+ DAYS	47,388.95

TOTAL*	$161,100.36

MOR-5

*	Gross AR, excludes allowance for doubtful accounts of $40,051.00

CASE NAME: IdentiPHI, Inc.

CASE NUMBER: 09-10349-CAG

STATEMENT OF INCOME (LOSS)

	(2/12/09-2/28/09)	FILING TO DATE
REVENUES (MOR-1)	15,781.17	15,781.17
TOTAL COST OF REVENUES	3,572.43	3,572.43

GROSS PROFIT	12,208.74	12,208.74

OPERATING EXPENSES:
Selling & Marketing	16,639.86	16,639.86
General & Administrative	37,545.88	37,545.88
Research & Development	15,019.53	15,019.53
Insiders Compensation	47,214.43	47,214.43
Professional Fees	16,744.56	16,744.56
Other	0.00	0.00
Other	0.00	0.00

TOTAL OPERATING EXPENSES	133,164.26	133,164.26

INCOME BEFORE INT, DEPR/TAX (MOR-1)	-120,955.52	-120,955.52
INTEREST EXPENSE	2,443.84	2,443.84
DEPRECIATION	2,276.04	2,276.04
OTHER (INCOME) EXPENSE*	312.23	312.23
OTHER ITEMS**	123,383.33	123,383.33

TOTAL INT, DEPR & OTHER ITEMS	128,415.44	128,415.44

NET INCOME BEFORE TAXES	-249,370.96	-249,370.96
FEDERAL INCOME TAXES		0.00

NET INCOME (LOSS) (MOR-1)	($249,370.96)	($8,249,370.96)

Accrual Accounting Required, Otherwise Footnote with Explanation.

*	Footnote Mandatory.

**	Unusual and/or infrequent item(s) outside the ordinary course of business requires footnote.

MOR-6

*	Other Items

•	AP/GL conversion loss on Bank of Montreal account

•	Interest received from Chase Bank (Account # 2331473831

Net

**	Non-cash amortization of intangible assets related to merger with Saflink Corporation in Feb-2008.

CASE NAME: IdentiPHI, Inc.

CASE NUMBER: 09-10349-CAG

	Feb-09	FILING TO DATE
CASH RECEIPTS AND DISBURSEMENTS
1. CASH-BEGINNING OF MONTH (2/11/09)	$24,900.44	$24,900.44

RECEIPTS:
2. CASH SALES	0.00	0.00
3. COLLECTION OF ACCOUNTS RECEIVABLE	0.00	0.00
4. LOANS & ADVANCES (attach list)	150,000.00	150,000.00
5. SALE OF ASSETS	0.00	0.00
6. OTHER (attach list)	0.07	0.07
TOTAL RECEIPTS**	150,000.07	150,000.07
(Withdrawal) Contribution by Individual Debtor MFR-2*	0.00	0.00
DISBURSEMENTS:
7. NET PAYROLL	58,912.81	58,912.81
8. PAYROLL TAXES PAID	0.00	0.00
9. SALES, USE & OTHER TAXES PAID	0.00	0.00
10. SECURED/RENTAL/LEASES	13,515.64	13,515.64
11. UTILITIES & TELEPHONE	3,842.02	3,842.02
12. INSURANCE	20,657.15	20,657.15
13. INVENTORY PURCHASES	0.00	0.00
14. VEHICLE EXPENSES	0.00	0.00
15. TRAVEL & ENTERTAINMENT	0.00	0.00
16. REPAIRS, MAINTENANCE & SUPPLIES	0.00	0.00
17. ADMINISTRATIVE & SELLING	0.00	0.00
18. OTHER (attach list)	1,468.05	1,468.05

TOTAL DISBURSEMENTS FROM OPERATIONS	98,395.67	98,395.67

19. PROFESSIONAL FEES	0.00	0.00
20. U.S. TRUSTEE FEES	0.00	0.00
21. OTHER REORGANIZATION EXPENSES (attach list)	0.00	0.00
TOTAL DISBURSEMENTS**	98,395.67	98,395.67
22. NET CASH FLOW	51,604.40	51,604.40

23. CASH - END OF MONTH (MOR-2)	$76,504.84	$76,504.84

*	Applies to Individual debtors only

**	Numbers for the current month should balance (match) Revised 07/01/98

RECEIPTS and CHECKS/OTHER DISBURSEMENTS lines on MOR-8

MOR-7

18. OTHER

Unposted bank fees for Bank of Montreal in addition conversion difference between actual and GL	1468.05

CASE NAME: IdentiPHI, Inc.

CASE NUMBER: 09-10349-CAG

CASH ACCOUNT RECONCILIATION

MONTH OF Feb-09

BANK NAME	Chase Bank	Bank of Montreal	Wells Fargo	Key Bank	Chase Bank	Key Bank
ACCOUNT NUMBER	# 813473535	# 0010 1249-155	# 145-6445285	# 479081024362	# 2331473831	# 40-20-423-0707500
ACCOUNT TYPE	US DIP ACCOUNT	CAD DIP ACCOUNT	OPERATING	OPERATING	MONEY MARKET	INVESTMENT	TOTAL
BANK BALANCE	89,699.12	14,819.85	6,875.38	1,355.74	181.15	3,537.87	$116,469.11
DEPOSITS IN TRANSIT	0.00	0.00	0.00	0.00	0.00	0.00	$0.00
OUTSTANDING CHECKS	39,742.73		0.00	0.00	0.00	0.00	$39,742.73

ADJUSTED BANK BALANCE	$49,956.39	$14,819.85	$6,875.38	$1,355.74	$181.15	$3,537.87	$76,726.38

BEGINNING CASH - PER BOOKS	0.00	879.43	17,235.99	3,054.07	193.08	3,537.87	$24,900.44
RECEIPTS*	150,000.00	0.00	0.00	0.00	0.07	0.00	$150,000.07
TRANSFERS BETWEEN ACCOUNTS	-12,327.43	22,327.43	-10,000.00	0.00	0.00	0.00	$0.00
(WITHDRAWAL) OR INDIVIDUAL CONTRIBUTION BY DEBTOR MFR-2	0.00	0.00	0.00	0.00	0.00	0.00	$0.00
CHECKS/OTHER DISBURSEMENTS*	87,716.18	8,608.55	360.61	1,698.33	12.00	0.00	$98,395.67

ENDING CASH - PER BOOKS	$49,956.39	$14,598.31	$6,875.38	$1,355.74	$181.15	$3,537.87	$76,504.84

*	Numbers should balance (match) TOTAL RECEIPTS and TOTAL DISBURSEMENTS lines on MOR-7

MOR-8

Note:

The company requested to have accounts closes as of 2/11/09. Account balances exist as of 2/28/09 because the banks were waiting for final fees to come out. All bank accounts were closed in early March and funds were transferred to the Chase Bank Debtor-in possession account # 813473535.

CASE NAME: IdentiPHI, Inc.

CASE NUMBER: 09-10349-CAG

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals.

Also, for insiders, identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary).

INSIDERS: NAME/COMP TYPE	2/12/09-2/28/09
1. Brian Wilchusky (Salary)	3,706.85
2. Carter Marantette (Salary)	5,347.56
3. Chris Collier (Salary)	4,277.86
4. Christer Bergman (Salary)	6,615.03
5. Jeff Dick (Salary)	7,792.98
6. Mark Norwalk (Salary)	5,585.11

TOTAL INSIDERS (MOR-1)	$33,325.39

PROFESSIONALS	MONTH
1. None
2.
3.
4.
5.
6.

TOTAL PROFESSIONALS (MOR-1)	$0.00

MOR-9